                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

         Date of Report (Date of earliest event reported) March 6, 2002


                               eFunds Corporation
             (Exact name of registrant as specified in its charter)

            Gainey Center II, Suite 300
             8501 North Scottsdale Road
                Scottsdale, Arizona                             85253
      (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code: 480-629-7700


                         Commission File Number 0-30791

            Delaware                                           39-1506286
  (State or other jurisdiction                               (IRS Employer
of incorporation or organization)                         Identification Number)


                     7272 East Indian School Road, Suite 420
                              Scottsdale, AZ 85251
          (Former name or former address, if changed since last report)
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ITEM 5. Other Events and Regulation FD Disclosure

Reference is made to the press release, dated March 4, 2002, attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7. Financial Statements and Exhibits

      c.    The following exhibits are filed as part of this Report

                                                                                     Method of
   Exhibit No.                            Description                                  Filing
   -----------                            -----------                                  ------
      23.1        Consent of Deloitte & Touche LLP                                  Filed herewith

      23.2        Consent of Arthur Anderson & Associates                           Filed herewith

      99.1        Press release of eFunds Corporation dated March 4, 2002.          Filed herewith

      99.2        Consolidated Balance Sheets of the Company and subsidiaries       Filed herewith
                  as of December 31, 2001 and 2000, and the related
                  consolidated statements of operations, comprehensive income
                  (loss), stockholders' equity, and cash flows for each of
                  the three years in the period ended December 31, 2001.

      99.3        Independent Auditors Report (Arthur Anderson & Associates)        Filed herewith



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
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        eFunds Corporation
                                        (Registrant)


Date: March 6, 2002                      /s/ J. A. Blanchard III
                                        ----------------------------------------
                                         J. A. Blanchard III,
                                         Chief Executive Officer and Chairman
                                         (Principal Executive Officer)


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
INDEX TO EXHIBITS


                                                                                        Page
   Exhibit No.                             Description                                   No
   -----------                             -----------                                 ------
      23.1        Consent of Deloitte & Touche LLP                                  Filed herewith

      23.2        Consent of Arthur Anderson & Associates                           Filed herewith

      99.1        Press release of eFunds Corporation dated March 4, 2002.          Filed herewith

      99.2        Consolidated Balance Sheets of the Company and subsidiaries       Filed herewith
                  as of December 31, 2001 and 2000, and the related consolidated statements of operations, comprehensive income (loss),
                  stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2001.

      99.3        Independent Auditors Report (Arthur Anderson & Associates)        Filed herewith


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